UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California 91201-2397

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|            Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On May 30, 2007, the Company issued a press release announcing that senior management will make a presentation at the NAREIT 2007 Investor Forum in New York City on June 7, 2006, from 8:45 a.m. to 9:20 a.m. (EDT). The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release dated May 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: May 31, 2007

By: /s/ Edward A. Stokx

Edward A. Stokx

Chief Financial Officer

News Release

PS Business Parks, Inc.

701 Western Avenue

Glendale, CA 91201-2349

www.psbusinessparks.com

For Release:	Immediately
Date:	May 30, 2007
Contact:	Mr. Edward A. Stokx

(818) 244-8080, Ext. 1649

PS Business Parks, Inc. to Present at the NAREIT 2007 Investor Forum

GLENDALE, California - PS Business Parks, Inc. (AMEX:PSB) is announcing that senior management will make a presentation at the NAREIT 2007 Investor Forum in New York City on Thursday, June 7, 2007, from 8:45 a.m. to 9:20 a.m. (EDT).

The presentation is being webcast and may be accessed through the Company’s website at www.psbusinessparks.com or the following link at http://www.industrystream.net/NAREIT/thursday/psbusinessparks.html.

Company Information

PS Business Parks, Inc., a member of the S&P SmallCap 600, is a self-advised and self-managed equity real estate investment trust (“REIT”) that acquires, develops, owns and operates commercial properties, primarily multi-tenant flex, office and industrial space. The Company defines “flex” space as buildings that are configured with a combination of office and warehouse space and can be designed to fit a number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse space). As of March 31, 2007, PSB wholly owned approximately 19.4 million rentable square feet with approximately 3,900 customers located in eight states, concentrated in California (5.8 million sq. ft.), Florida (3.6 million sq. ft.), Virginia (2.9 million sq. ft.), Texas (2.8 million sq. ft.), Maryland (1.8 million sq. ft.), Oregon (1.3 million sq. ft.), Arizona (0.7 million sq. ft.) and Washington (0.5 million sq. ft.).

Additional information about PS Business Parks, Inc. is available on the Internet. The Company’s website is www.psbusinessparks.com.

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